Exhibit 99.1

IASIS Healthcare Announces Third Quarter 2014 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--August 12, 2014--IASIS Healthcare® LLC (“IASIS” or the “Company”) today announced financial and operating results for the fiscal third quarter and nine months ended June 30, 2014.

Key Financial & Operating Results

Third Quarter Fiscal 2014

Net revenue for the third quarter totaled $673.2 million, an increase of 12.4% compared to $599.1 million in the prior year quarter. Adjusted EBITDAR, which excludes rent expense associated with the sale-leaseback of certain hospital real estate, for the third quarter totaled $70.4 million, compared to $68.5 million in the prior year quarter. Included in adjusted EBITDAR for the third quarter was $2.0 million in start-up related costs associated with Health Choice’s new third-party administration and management services organization businesses. Excluding these start-up related costs, adjusted EBITDAR would have increased 5.8% over the prior year quarter.

In the third quarter, adjusted admissions increased 1.9% and admissions decreased 3.1%, each compared to the prior year quarter. Net patient revenue per adjusted admission in the third quarter increased 1.3% compared to the prior year quarter.

In Health Choice’s operations for the third quarter, premium revenue excluding the impact of the new health insurer fee revenue (“HIF”) increased 40.4% compared to the prior year quarter, and total lives enrolled across all health plan product lines increased 14.5% to 213,032, compared to 186,111 in the prior year quarter.

Cash flows provided by continuing operations for the quarter ended June 30, 2014, totaled $22.5 million, compared to cash flows used in continuing operations of $14.6 million in the prior year quarter.

“We are pleased with these solid financial results, led by continued improvements and growth in our core operations and new investment growth in our Health Choice segment," said IASIS Healthcare President and Chief Executive Officer Carl Whitmer. “Improved margins in our major markets underscore early benefits of improving economic fundamentals, including positive results from Medicaid expansion for Health Choice and our Arizona hospitals. We continue to be intently focused on integrating our strong provider networks with Health Choice’s proven managed care solutions to further enhance our longstanding ability to provide high quality, affordable care to the communities we serve.”

Year-to-Date Fiscal 2014

Net revenue for the first nine months of fiscal 2014 totaled $1.94 billion, an increase of 8.0% compared to $1.79 billion in the prior year period. Adjusted EBITDAR for the first nine months of fiscal 2014, totaled $204.7 million, compared to $195.8 million in the prior year period. Adjusted EBITDAR for the first nine months of fiscal 2014 includes $3.0 million in start-up related costs at Health Choice and $3.5 million of compensation expense associated with a special bonus paid to certain members of the Company’s leadership team in recognition of the completion of certain strategic initiatives. Additionally, the prior year period was negatively impacted by $6.1 million of changes in reimbursement estimates associated with the Company’s Houston market.

For the first nine months of fiscal 2014, adjusted admissions increased 0.7% and admissions decreased 3.4%, each compared to the prior year period. Net patient revenue per adjusted admission for the first nine months of fiscal 2014 increased 2.5% compared to the prior year period.

Cash flows used in continuing operations for the first nine months of fiscal 2014 totaled $3.4 million, compared to cash flows provided by continuing operations of $8.9 million in the prior year period. Cash flows used in operations for the first nine months of fiscal 2014 were impacted by the payment of $22.3 million in income taxes and other transaction costs, as well as additional rent payments of $16.9 million, both associated with the Company’s recent sale-leaseback of certain hospital real estate, and the continued delay of certain supplemental and other payments from the states of Texas and Arizona, most of which is expected to be collected in the fourth fiscal quarter of 2014 and first fiscal quarter of 2015.

Conference Call

A listen-only simulcast and 30-day replay of IASIS’ third quarter 2014 conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on August 12, 2014. A copy of this press release will also be available on the Company’s Web site.

IASIS Healthcare, located in Franklin, Tennessee, is a leading provider and manager of high-quality, affordable healthcare services in urban and suburban markets. With total annual net revenue of approximately $2.5 billion, IASIS owns and operates 16 acute care hospitals, one behavioral health hospital, several outpatient service facilities, 137 physician clinics, and Health Choice, a provider-owned, managed care organization and insurer delivering healthcare services to over 266,000 members through multiple health plans, integrated delivery systems and managed care solutions. IASIS offers a variety of access points for convenient patient care in numerous regions across the U.S., including: Salt Lake City, Utah; Phoenix, Arizona; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDAR represents adjusted EBITDA before rent expense associated with the sale-leaseback of certain hospital real estate. Adjusted EBITDA represents net earnings (loss) from continuing operations before interest expense, income tax expense, depreciation and amortization, stock-based compensation and related expenses, gain on disposal of assets and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Neither adjusted EBITDAR nor adjusted EBITDA should be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from such EBITDAR and EBITDA measures are significant components in understanding and assessing financial performance. Neither EBITDAR nor EBITDA measures should be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Such EBITDAR and EBITDA measures may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDAR and adjusted EBITDA and reconciling net earnings (loss) from continuing operations to such EBITDAR and EBITDA measures is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Net revenue
Acute care revenue before provision for bad debts	$ 556,318	$ 555,413	$ 1,692,779	$ 1,636,836
Less: Provision for bad debts	(83,437)	(96,090)	(281,931)	(267,014)
Acute care revenue	472,881	459,323	1,410,848	1,369,822
Premium revenue	200,281	139,804	524,995	422,059
Net revenue	673,162	599,127	1,935,843	1,791,881

Costs and expenses
Salaries and benefits (includes stock-based compensation of $4,442, $947, $8,796 and $2,946, respectively)	234,546	219,896	701,983	670,286
Supplies	80,411	79,462	243,437	240,724
Medical claims	165,943	116,640	436,754	348,556
Rentals and leases	18,796	13,992	56,429	40,635
Other operating expenses	114,933	106,456	325,012	309,987
Medicare and Medicaid EHR incentives	(2,790)	(4,827)	(10,233)	(11,209)
Interest expense, net	32,275	32,771	98,325	99,987
Depreciation and amortization	23,276	24,492	71,860	72,606
Management fees	1,250	1,250	3,750	3,750
Total costs and expenses	668,640	590,132	1,927,317	1,775,322

Earnings from continuing operations before gain on disposal of assets and income taxes	4,522	8,995	8,526	16,559
Gain on disposal of assets, net	332	481	1,100	649

Earnings from continuing operations before income taxes	4,854	9,476	9,626	17,208
Income tax expense	6,331	3,850	10,198	8,016

Net earnings (loss) from continuing operations	(1,477)	5,626	(572)	9,192
Earnings (loss) from discontinued operations, net of income taxes	(2,847)	(531)	1,821	849

Net earnings (loss)	(4,324)	5,095	1,249	10,041
Net earnings attributable to non-controlling interests	(2,453)	(1,941)	(8,857)	(3,189)

Net earnings (loss) attributable to IASIS Healthcare LLC	$ (6,777)	$ 3,154	$ (7,608)	$ 6,852

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	June 30, 2014	Sept. 30, 2013

ASSETS

Current assets
Cash and cash equivalents	$ 317,643	$ 438,131
Accounts receivable, net	336,649	371,006
Inventories	58,282	57,781
Deferred income taxes	15,491	26,096
Prepaid expenses and other current assets	181,224	126,412
Assets held for sale	–	119,141
Total current assets	909,289	1,138,567

Property and equipment, net	843,138	833,169
Goodwill	815,585	816,410
Other intangible assets, net	23,497	25,957
Other assets, net	60,445	66,162
Total assets	$ 2,651,954	$ 2,880,265

LIABILITIES AND EQUITY

Current liabilities
Accounts payable	$ 119,355	$ 129,542
Salaries and benefits payable	53,295	62,884
Accrued interest payable	9,682	27,519
Medical claims payable	69,108	57,514
Other accrued expenses and other current liabilities	61,308	92,553
Current portion of long-term debt and capital lease obligations	13,180	13,221
Advance from divestiture	–	144,803
Liabilities held for sale	–	3,208
Total current liabilities	325,928	531,244

Long-term debt and capital lease obligations	1,843,788	1,852,822
Deferred income taxes	114,460	115,592
Other long-term liabilities	117,482	123,120

Non-controlling interests with redemption rights	108,325	105,464

Equity
Member’s equity	132,263	142,262
Non-controlling interests	9,708	9,761
Total equity	141,971	152,023
Total liabilities and equity	$ 2,651,954	$ 2,880,265

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Nine Months Ended June 30,
	2014	2013
Cash flows from operating activities
Net earnings	$1,249	$10,041
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	71,860	72,606
Amortization of loan costs	5,559	5,760
Change in physician minimum revenue guarantees	2,266	2,718
Amortization of deferred gain from sale-leaseback	(1,872)	–
Stock-based compensation	8,796	2,946
Deferred income taxes	(1,934)	16,338
Income tax benefit from exercise of employee stock options	–	16
Income tax benefit from parent company	9	103
Gain on disposal of assets, net	(1,100)	(649)
Earnings from discontinued operations, net	(1,821)	(849)
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(4,544)	(22,880)
Inventories, prepaid expenses and other current assets	(41,570)	(21,628)
Accounts payable, other accrued expenses and other accrued liabilities	(18,011)	(55,578)
Income taxes and other transaction costs payable related to sale-leaseback of real estate	(22,270)	–
Net cash provided by (used in) operating activities – continuing operations	(3,383)	8,944
Net cash provided by (used in) operating activities – discontinued operations	(7,161)	3,967
Net cash provided by (used in) operating activities	(10,544)	12,911

Cash flows from investing activities
Purchases of property and equipment	(81,402)	(79,369)
Cash received (paid) for acquisitions, net	(1,038)	3,584
Proceeds from sale of assets	1,510	83
Change in other assets, net	(173)	(2,467)
Other, net	(3,025)	–
Net cash used in investing activities – continuing operations	(84,128)	(78,169)
Net cash provided by (used in) investing activities – discontinued operations	28	(4,318)
Net cash used in investing activities	(84,100)	(82,487)

Cash flows from financing activities
Payment of debt and capital lease obligations	(10,184)	(101,765)
Proceeds from revolving credit facilities	–	147,000
Debt financing costs incurred	–	(1,024)
Distributions to non-controlling interests	(13,222)	(5,504)
Cash received for the sale of non-controlling interests	–	849
Cash paid for the repurchase of non-controlling interests	(600)	(1,018)
Other	(1,838)	12
Net cash provided by (used in) financing activities	(25,844)	38,550

Change in cash and cash equivalents	(120,488)	(31,026)
Cash and cash equivalents at beginning of period	438,131	48,882
Cash and cash equivalents at end of period	$317,643	$17,856

Supplemental disclosure of cash flow information
Cash paid for interest	$111,176	$111,687
Cash paid for income taxes, net	$39,030	$2,122

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended June 30, 2014
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$556,318	$–	$–	$556,318
Less: Provision for bad debts	(83,437)	–	–	(83,437)
Acute care revenue	472,881	–	–	472,881
Premium revenue	–	200,281	–	200,281
Revenue between segments	3,262	–	(3,262)	–
Net revenue	476,143	200,281	(3,262)	673,162

Salaries and benefits (excludes stock-based compensation)	221,175	8,929	–	230,104
Supplies	80,341	70	–	80,411
Medical claims	–	169,205	(3,262)	165,943
Rentals and leases (excludes sale-leaseback rent expense)	13,870	448	–	14,318
Other operating expenses (excludes expenses related to stock-based compensation)	101,706	13,059	–	114,765
Medicare and Medicaid EHR incentives	(2,790)	–	–	(2,790)
Adjusted EBITDAR	61,841	8,570	–	70,411
Sale-leaseback rent expense	4,478	–	–	4,478
Adjusted EBITDA	57,363	8,570	–	65,933

Interest expense, net	32,275	–	–	32,275
Depreciation and amortization	22,244	1,032	–	23,276
Stock-based compensation and related expenses	4,610	–	–	4,610
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(3,016)	7,538	–	4,522
Gain on disposal of assets, net	332	–	–	332
Earnings (loss) from continuing operations before income taxes	$(2,684)	$7,538	$–	$4,854

	For the Quarter Ended June 30, 2013
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$555,413	$–	$–	$555,413
Less: Provision for bad debts	(96,090)	–	–	(96,090)
Acute care revenue	459,323	–	–	459,323
Premium revenue	–	139,804	–	139,804
Revenue between segments	1,940	–	(1,940)	–
Net revenue	461,263	139,804	(1,940)	599,127

Salaries and benefits (excludes stock-based compensation)	212,859	6,090	–	218,949
Supplies	79,422	40	–	79,462
Medical claims	–	118,580	(1,940)	116,640
Rentals and leases (excludes sale-leaseback rent expense)	13,597	395	–	13,992
Other operating expenses	100,463	5,993	–	106,456
Medicare and Medicaid EHR incentives	(4,827)	–	–	(4,827)
Adjusted EBITDAR	59,749	8,706	–	68,455
Sale-leaseback rent expense	–	–	–	–
Adjusted EBITDA	59,749	8,706	–	68,455

Interest expense, net	32,771	–	–	32,771
Depreciation and amortization	23,463	1,029	–	24,492
Stock-based compensation	947	–	–	947
Management fees	1,250	–	–	1,250
Earnings from continuing operations before gain on disposal of assets and income taxes	1,318	7,677	–	8,995
Gain on disposal of assets, net	481	–	–	481
Earnings from continuing operations before income taxes	$1,799	$7,677	$–	$9,476

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Nine Months Ended June 30, 2014
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$1,692,779	$–	$–	$1,692,779
Less: Provision for bad debts	(281,931)	–	–	(281,931)
Acute care revenue	1,410,848	–	–	1,410,848
Premium revenue	–	524,995	–	524,995
Revenue between segments	8,539	–	(8,539)	–
Net revenue	1,419,387	524,995	(8,539)	1,935,843

Salaries and benefits (excludes stock-based compensation)	669,527	23,660	–	693,187
Supplies	243,264	173	–	243,437
Medical claims	–	445,293	(8,539)	436,754
Rentals and leases (excludes sale-leaseback rent expense)	42,023	1,165	–	43,188
Other operating expenses (excludes expenses related to stock-based compensation)	296,401	28,443	–	324,844
Medicare and Medicaid EHR incentives	(10,233)	–	–	(10,233)
Adjusted EBITDAR	178,405	26,261	–	204,666
Sale-leaseback rent expense	13,241	–	–	13,241
Adjusted EBITDA	165,164	26,261	–	191,425

Interest expense, net	98,325	–	–	98,325
Depreciation and amortization	68,723	3,137	–	71,860
Stock-based compensation and related expenses	8,964	–	–	8,964
Management fees	3,750	–	–	3,750
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(14,598)	23,124	–	8,526
Gain on disposal of assets, net	1,100	–	–	1,100
Earnings (loss) from continuing operations before income taxes	$(13,498)	$23,124	$–	$9,626

	For the Nine Months Ended June 30, 2013
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$1,636,836	$–	$–	$1,636,836
Less: Provision for bad debts	(267,014)	–	–	(267,014)
Acute care revenue	1,369,822	–	–	1,369,822
Premium revenue	–	422,059	–	422,059
Revenue between segments	5,334	–	(5,334)	–
Net revenue	1,375,156	422,059	(5,334)	1,791,881

Salaries and benefits (excludes stock-based compensation)	649,720	17,620	–	667,340
Supplies	240,582	142	–	240,724
Medical claims	–	353,890	(5,334)	348,556
Rentals and leases (excludes sale-leaseback rent expense)	39,443	1,192	–	40,635
Other operating expenses	292,488	17,499	–	309,987
Medicare and Medicaid EHR incentives	(11,209)	–	–	(11,209)
Adjusted EBITDAR	164,132	31,716	–	195,848
Sale-leaseback rent expense	–	–	–	–
Adjusted EBITDA	164,132	31,716	–	195,848

Interest expense, net	99,987	–	–	99,987
Depreciation and amortization	69,510	3,096	–	72,606
Stock-based compensation	2,946	–	–	2,946
Management fees	3,750	–	–	3,750
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(12,061)	28,620	–	16,559
Gain on disposal of assets, net	649	–	–	649
Earnings (loss) from continuing operations before income taxes	$(11,412)	$28,620	$–	$17,208

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Consolidated Hospital Facilities
Number of acute care hospital facilities at end of period	16	16	16	16
Licensed beds at end of period	3,778	3,804	3,778	3,804
Average length of stay (days)	5.1	5.1	5.2	5.1
Occupancy rates (average beds in service)	48.5%	49.7%	49.6%	50.6%
Admissions	26,307	27,155	79,796	82,643
Percentage change	(3.1)%		(3.4)%
Adjusted admissions	49,103	48,175	144,790	143,750
Percentage change	1.9%		0.7%
Patient days	133,488	138,108	409,923	421,159
Adjusted patient days	249,162	245,015	743,804	732,569
Outpatient revenue as a percentage of gross patient revenue	46.4%	43.6%	44.9%	42.5%

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Consolidated Results
Net earnings (loss) from continuing operations	$(1,477)	$5,626	$(572)	$9,192
Add:
Interest expense, net	32,275	32,771	98,325	99,987
Income tax expense	6,331	3,850	10,198	8,016
Depreciation and amortization	23,276	24,492	71,860	72,606
Sale-leaseback rent expense	4,478	–	13,241	–
Stock-based compensation and related expenses	4,610	947	8,964	2,946
Gain on disposal of assets, net	(332)	(481)	(1,100)	(649)
Management fees	1,250	1,250	3,750	3,750
Adjusted EBITDAR	70,411	68,455	204,666	195,848
Sale-leaseback rent expense	4,478	–	13,241	–
Adjusted EBITDA	$65,933	$68,455	$191,425	$195,848

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer